UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 28, 2022

Cohu, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		858-848-8100

Not Applicable

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $1.00 par value	COHU	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 28, 2022, Cohu, Inc. (the “Company”) issued a press release regarding its financial results for the first quarter ended March 26, 2022. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Use of Non-GAAP Financial Information:

Included within this current report are non-GAAP financial measures, including non-GAAP Gross Margin/Profit, Income and Income (adjusted earnings) per share, Operating Income, Operating Expense, effective tax rate and Adjusted EBITDA that supplement the Company’s Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company’s actual results prepared under GAAP to exclude charges and the related income tax effect for: share-based compensation, the amortization of purchased intangible assets, restructuring costs, manufacturing transition and severance costs, asset impairment charges, loss on sale of business, employer payroll taxes related to accelerated vesting share-based awards, depreciation of purchase accounting adjustments to property, plant and equipment, reduction of indemnification receivable, amortization of cloud-based software implementation costs (Adjusted EBITDA only) and gain (loss) on extinguishment of debt (Adjusted EBITDA only). Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations. With respect to any forward-looking non-GAAP figures, we are unable to provide without unreasonable efforts, at this time, a GAAP to non-GAAP reconciliation of any forward-looking figures due to their inherent uncertainty.

These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management uses non-GAAP measures for a variety of reasons, including to make operational decisions, to determine executive compensation in part, to forecast future operational results, and for comparison to our annual operating plan. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Forward Looking Statements:

Certain statements contained in this current report may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding tester design wins, record backlog expected to ship over multiple quarters, estimated test cell utilization, increasing demand for our products, opportunities for our Diamondx tester and Neon inspection & metrology technology, expansion in test interface products, ongoing qualifications for DI-Core, broadening the tester addressable market, on pace to achieve our mid-term financial targets (mid-term means a 3-5 year time horizon), Cohu’s FY2022 outlook, % of incremental revenue expected to fall to operating income, estimated systems versus recurring sales, Cohu’s second quarter 2022 sales forecast, guidance, sales mix, non-GAAP operating expenses, gross margin, operating income, adjusted EBITDA, effective tax rate, free cash flow, cap ex, cash and shares outstanding, estimated minimum cash needed, estimated EBITDA breakeven point, any future Term Loan B principal reduction, the amount, timing or manner of any share repurchases and any other statements that are predictive in nature and depend upon or refer to future events or conditions, and/or include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and/or other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Any third-party industry analyst forecasts quoted are for reference only and Cohu does not adopt or affirm any such forecasts.

Actual results, including our 2022 and mid-term results, and future business conditions could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: political and economic instability and adverse worldwide impacts resulting from the military incursion into Ukraine by Russia; the ongoing global COVID-19 pandemic and its impact on our operations and the operations of our key suppliers, customers and other business partners; we are making investments in new products and product enhancements, which may adversely affect our operating results and these investments may not be commercially successful; we have manufacturing operations in Asia and any failure to effectively manage multiple manufacturing sites and to secure raw materials meeting our quality, cost and other requirements, or failures by our suppliers to perform, could harm our sales, service levels and reputation; any failure to perform or unexpected downtime experienced by our sole contract manufacturer for certain semiconductor automated test equipment; any failure of critical suppliers to deliver sufficient quantities of parts in a timely and cost-effective manner; we may not be able to increase prices to fully offset inflationary pressures on costs, such as raw and packaging materials, components and subassemblies, labor and distribution costs; the semiconductor industry we serve is seasonal, cyclical, volatile and unpredictable; the semiconductor equipment industry is intensely competitive; semiconductor equipment is subject to rapid technological change, product introductions and transitions which may result in inventory write-offs, and our new product development involves numerous risks and uncertainties; the seasonal nature of the semiconductor equipment industry places enormous demands on our employees, operations and infrastructure; a limited number of customers account for a substantial percentage of our net sales; inherent uncertainty of backlog wherein customers may delay shipments or cancel orders; majority of our revenues are generated from exports to foreign countries, primarily in Asia, that are subject to economic and political instability and we compete against a number of Asia-based test contactor, test handler and automated test equipment suppliers; we are exposed to the risks of operating in certain foreign locations from where Cohu manufactures certain products, and supports our sales and services to the global semiconductor industry; increasingly restrictive trade and export regulations may materially harm or limit Cohu’s business and ability to sell its products; the remaining indebtedness in connection with our financing of the Xcerra acquisition may have an adverse impact on Cohu’s liquidity, access to capital and business flexibility; we are exposed to other risks associated with additional potential acquisitions, investments and divestitures such as integration difficulties, disruption to our core business, dilution of stockholder value, and diversion of management attention; our financial and operating results may vary and fall below analysts’ estimates, or credit rating agencies may change their ratings on Cohu, any of which may cause the price of our common stock to decline or make it difficult to obtain other financing; we have experienced significant volatility in our stock price; there may be changes in, and uncertainty with respect to, legislation, regulation and governmental policy in the United States; and impacts in the event of a cybersecurity breach.

These and other risks and uncertainties are discussed more fully in Cohu’s filings with the SEC, including the most recently filed Form 10-K and Form 10-Q, and the other filings made by Cohu with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Except as required by applicable law, Cohu does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

The Exhibit listed below is being furnished with this Current Report on Form 8-K.

(d) Exhibits

Exhibit No. - 99.1

First Quarter 2022 Earnings Release, dated April 28, 2022, of Cohu, Inc.

Exhibit No. - 104

Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

April 28, 2022	By:	/s/ Jeffrey D. Jones

Name: Jeffrey D. Jones
Title: Senior VP Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	First Quarter 2022 Earnings Release, dated April 28, 2022, of Cohu, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)